UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CTD Holdings, Inc.
(Name of Registrant as Specified in Its Charter)

_____________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4)	Date Filed:

CTD Holdings, Inc.

6714 NW 16th Street, Suite B
Gainesville, Florida 32653

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on May 23, 2018

To Our Shareholders:

You are cordially invited to attend a Special Meeting of Shareholders of CTD Holdings, Inc. (the “Company”) to be held on May 23, 2018, at 10:00 a.m., Eastern Daylight Time, at Hyatt Regency Orlando International Airport, 9300 Jeff Fuqua Blvd, Orlando, Florida 32827, for the following purposes:

1.          To approve an amendment to the Company’s Articles of Incorporation increasing the number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares;

2.          To approve an amendment to the Company’s Articles of Incorporation deleting references to the Series A Preferred Stock, which is no longer outstanding;

3.          To approve an amendment to the Company’s Articles of Incorporation deleting Article XII, which provides the Company’s shareholders with a right of first refusal on shares of common stock issued to the Company’s founder; and

4.          To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on April 4, 2018 are entitled to notice and to vote at the special meeting and any adjournment or postponement of the meeting.

Whether or not you plan to attend the special meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the special meeting, you will be able to vote in person, even if you have previously submitted your proxy.

By Order of the Board of Directors

N. Scott Fine
Chairman of the Board and
Chief Executive Officer
April 16, 2018

CTD HOLDINGS, INC.

6714 NW 16th Street, Suite B
Gainesville, Florida 32653

PROXY STATEMENT

Special Meeting of Shareholders to be held on May 23, 2018

The enclosed proxy is solicited on behalf of the Board of Directors of CTD Holdings, Inc., a Florida corporation (the “Company”), for use at the special meeting of shareholders to be held on May 23, 2018, at 10:00 a.m., Eastern Daylight Time, or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Special Meeting.

The special meeting will be held at Hyatt Regency Orlando International Airport, 9300 Jeff Fuqua Blvd, Orlando, Florida 32827.

The Company intends to mail this proxy statement and accompanying proxy card on or about April 16, 2018 to all shareholders entitled to vote at the special meeting.

All expenses incurred in connection with this solicitation will be paid by the Company.

Purposes of the Special Meeting

The special meeting has been called for the following purposes:

1.     To approve an amendment to the Company’s Articles of Incorporation increasing the number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares;

2.     To approve an amendment to the Company’s Articles of Incorporation deleting references to the Series A Preferred Stock, which is no longer outstanding;

3.     To approve an amendment to the Company’s Articles of Incorporation deleting Article XII, which provides the Company’s shareholders with a right of first refusal on shares of common stock issued to the Company’s founder; and

4.     To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

VOTING PROCEDURES

How You Can Vote

You may vote your shares by proxy or in person using one of the following methods:

●

Voting by Internet. You may vote over the Internet using the directions on your proxy card by accessing the website address printed on the card. The deadline for voting over the Internet is May 22, 2018, at 11:59 p.m., Eastern Standard Time. If you received a proxy card and vote over the Internet, you need not return your proxy card.

●

Voting by Proxy Card. You may vote by completing and returning your signed proxy card. To vote using your proxy card, please mark, date and sign the card and return it by mail in the accompanying postage-paid envelope. You should mail your signed proxy card sufficiently in advance for it to be received by May 22, 2018.

●

Voting by Telephone. If you hold your shares through a broker, bank or other nominee, you may vote using the directions on your proxy card by calling the toll-free telephone number printed on the card. The deadline for voting by telephone is May 22, 2018, at 11:59 p.m., Eastern Standard Time. If you received a proxy card and vote by telephone, you need not return your proxy card.

●

Voting in Person. You may vote in person at the special meeting if you are the record owner of the shares to be voted. You can also vote in person at the special meeting if you present a properly signed proxy that authorizes you to vote shares on behalf of the record owner.

Record Date and Voting Rights

The Board has fixed the close of business on April 4, 2018, as the record date for the determination of shareholders entitled to receive notice of and to vote at the special meeting and any adjournment or postponement of the special meeting. As of the close of business on April 4, 2018, the Company had outstanding 73,504,500 shares of common stock and 15,500 shares of Series B Convertible Preferred Stock. The holders of our common stock are entitled to one vote per share and the holders of our Series B Convertible Preferred Stock are entitled to 400 votes per share and vote with the holders of our common stock as a single group on all matters submitted to a vote of our holders of common stock. The presence at the special meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote at the special meeting will constitute a quorum.

How You Can Vote Shares Held by a Broker, Bank or Other Nominee

If your shares are held in the name of a broker, bank or other nominee, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the special meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the special meeting in order to vote.

For shares held in “street name” through a broker, bank or other nominee, the broker, bank or nominee may not be permitted to exercise voting discretion with respect to the matters to be acted upon. Thus, if you do not give your broker, bank or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.

How Your Proxy Will Be Voted

If you vote by proxy, the proxy holders will vote your shares in the manner you indicate. You may specify whether your shares should be voted for or against each of the proposed amendments to the Company’s Articles of Incorporation.

If the proxy card is signed and returned, but voting directions are not made, the proxy will be voted in favor of the proposals set forth in the accompanying “Notice of Special Meeting of Shareholders” and in such manner as the proxy holders named on the enclosed proxy card in their discretion determine upon such other business as may properly come before the special meeting or any adjournment or postponement thereof.

How You Can Revoke Your Proxy and Change Your Vote

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by:

●	attending the special meeting and voting in person;

●	delivering a written revocation to the Company’s Chief Executive Officer;

●	timely submitting another signed proxy card bearing a later date; or

●	timely voting by telephone or over the Internet as described above.

Your most current proxy card, telephone, or Internet proxy is the one that will be counted.

Vote Required

Assuming the existence of a quorum, each of the proposals to amend our Articles of Incorporation will be approved if the votes cast for approval of the proposal constitutes a majority of the shares entitled to a vote on such proposal. Accordingly, abstentions and broker non-votes will have the same effect as votes against such proposals.

PROPOSAL NO. 1

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

Overview

The Company’s board of directors has unanimously approved a proposal to amend its Articles of Incorporation to increase the authorized shares of common stock of the Company from 100,000,000 shares to 500,000,000 shares, subject to shareholder approval. The board has declared this amendment to be advisable and recommended that this proposal be presented to the Company’s shareholders for approval. The text of the form of proposed amendment to the Company’s Articles of Incorporation to increase the authorized shares of common stock of the Company to 500,000,000 shares is attached to this proxy statement as Appendix A.

If the Company’s shareholders approve this Proposal, the Company expects to promptly file articles of amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Florida to increase the number of authorized shares of common stock. Upon filing, the articles of amendment to the Company’s Articles of Incorporation will increase the number of authorized shares of common stock from 100,000,000 to 500,000,000, and each outstanding share of Series B Convertible Preferred Stock will automatically and without further action be converted into 400 shares of our common stock.

Reasons for the Increase in Authorized Shares

As of April 4, 2018, the record date for the special meeting, the Company had an aggregate of 73,504,500 shares of common stock outstanding, 15,500 shares of Series B Convertible Preferred Stock outstanding convertible into an aggregate of 6,200,000 shares of common stock, and warrants to purchase an aggregate of approximately 22,300,478 additional shares of common stock. Accordingly, at present, the Company does not have sufficient authorized shares of its common stock to permit the conversion or exercise, as applicable, of its outstanding warrants and preferred stock. Moreover, the Company agreed with the October 2017 purchasers of its Series B Convertible Preferred Stock to use commercially reasonable efforts to increase the Company’s authorized shares of common stock to an amount sufficient to allow the Company to issue all of the shares of common stock issuable upon conversion of all outstanding shares of Series B Preferred Stock and exercise of all outstanding warrants.

In addition, although at present the Company has no commitments or agreements to issue additional shares of common stock, it desires to have additional shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. These purposes may include, among others:

●	raising capital;

●	providing equity incentives to employees, officers or directors;

●	establishing strategic relationships with other companies; and

●	the acquisition of other businesses or products.

The terms of additional shares of common stock will be identical to those of the currently outstanding shares of the Company’s common stock. However, because holders of the Company’s common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of any additional shares of common stock authorized as a result of the increase in the number of authorized shares of common stock will reduce the current shareholders’ percentage of ownership interest in the total outstanding shares of common stock.

Effects of the Increase in Authorized Shares

Immediately following the filing the articles of amendment to our Articles of Incorporation increasing the number of authorized shares of common stock to 500,000,000, each outstanding share of Series B Convertible Preferred Stock will automatically and without further action be converted into 400 shares of our common stock. This would increase the total number of outstanding shares of common stock from 73,504,500 shares to 79,704,500 shares, and the number of authorized but unissued shares would increase to 420,295,500.

The proposed increase in the authorized number of shares of common stock could have a number of effects on the shareholders of the Company depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

The proposed amendment to Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares will be effective upon the filing of the articles of amendment with the Secretary of State of the State of Florida. The Company expects to file such proposed amendment promptly following approval of this Proposal.

Interest of Certain Persons

Our directors and officers as a group beneficially own an aggregate of 2,750 shares of Series B Convertible Preferred Stock, as set forth in greater detail in the table of Principal Shareholders below.

No Appraisals Rights

Under Florida law, shareholders will not be entitled to appraisal rights if we implement the increase in our authorized shares of common stock.

Vote Required; Recommendation of Company Board of Directors

Assuming the existence of a quorum, this proposal will be approved if the number of shares voted in favor of this Proposal No. 1 constitutes a majority of the shares entitled to a vote on the proposal. Accordingly, abstentions and broker non-votes will have the same effect as votes against this proposal, but will be counted for determining the existence of a quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 1 TO AMEND THE ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 500,000,000.

PROPOSAL NO. 2

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO DELETE

REFERENCES TO THE SERIES A PREFERRED STOCK

Overview and Reasons for Proposal

The Company’s board of directors has unanimously approved a proposal to amend its Articles of Incorporation to delete all references to the Series A Preferred Stock. In 2004, the Company created a series of Series A Preferred Stock consisting of a single share that was issued to C.E Rick Strattan, who was the Company’s Chairman and Chief Executive Officer at such time, in exchange for the surrender of 1,029,412 shares of common stock then owned by him. The Series A Preferred Stock had the right to vote with the holders of common stock on all matters submitted to a vote of shareholders, with shares of Series A Preferred Stock being entitled to vote one more than one-half of all votes entitled to be cast by all holders of voting capital stock of the Company on any matter submitted to holders of common shares. In 2014, Mr. Strattan converted his share of Series A Preferred Stock into one million shares of our common stock. Accordingly, the Series A Preferred Stock is no longer outstanding.

The Board does not anticipate a future scenario under which it would reissue the Series A Preferred Stock, and believes continued references in the Articles of Incorporation to the Series A Preferred Stock are confusing and should be deleted.

If the Company’s shareholders approve this Proposal, the articles of amendment to the Company’s Articles of Incorporation to be filed with the Secretary of State of the State of Florida upon the approval of Proposal No. 1 will delete the provisions of Article IV of the Company’s Article of Incorporation setting forth the terms of the Series A Preferred Stock.

Vote Required; Recommendation of Company Board of Directors

Assuming the existence of a quorum, this proposal will be approved if the number of shares voted in favor of this Proposal No. 2 constitutes a majority of the shares entitled to a vote on the proposal. Accordingly, abstentions and broker non-votes will have the same effect as votes against this proposal, but will be counted for determining the existence of a quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2 TO AMEND THE ARTICLES OF INCORPORATION TO DELETE REFERENCES TO THE SERIES A PREFERRED STOCK

PROPOSAL NO. 3

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO DELETE ARTICLE XII, WHICH PROVIDES THE COMPANY’S SHAREHOLDERS WITH A RIGHT OF FIRST REFUSAL ON SHARES OF COMMON STOCK ISSUED TO THE COMPANY’S FOUNDER.

Overview and Reasons for Proposal

The Company’s board of directors has unanimously approved a proposal to amend its Articles of Incorporation to delete Article XII thereof. The Company was initially formed as a private company in 1990, and its initial Articles of Incorporation included Article XII, which reads in its entirety as follows:

ARTICLE XII. RESTRICTIONS ON TRANSFER OF STOCK.

Shares of capital stock of this Corporation shall be issued initially to the following persons and in the amounts set forth opposite their names:

Five Hundred Shares (500) – Charles Edward Strattan

Shares held by the initial shareholders listed above may not be resold or otherwise transferred to other persons unless first offered to the remaining shareholders or to the Corporation. The price and terms of which, and the time within which, those shares may be offered and sold shall be further specified by written agreement among all of the shareholders of this corporation.

The Board believes that Article XII is not appropriate or practical for a public company and that Article XII should therefore be deleted from the Company’s Articles of Incorporation. If the Company’s shareholders approve this Proposal, the articles of amendment to the Company’s Articles of Incorporation to be filed with the Secretary of State of the State of Florida upon the approval of Proposal No. 1 will delete Article XII of the Company’s Article of Incorporation.

Vote Required; Recommendation of Company Board of Directors

Assuming the existence of a quorum, this proposal will be approved if the number of shares voted in favor of this Proposal No. 3 constitutes a majority of the shares entitled to a vote on the proposal. Accordingly, abstentions and broker non-votes will have the same effect as votes against this proposal, but will be counted for determining the existence of a quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3 TO AMEND THE ARTICLES OF INCORPORATION TO DELETE ARTICLE XII THEREOF

OTHER MATTERS

The Board of Directors does not know of any other matters which will be presented at the special meeting. If any other matters are properly brought before the special meeting, the proxy holders named on the enclosed proxy card will vote on such matter in accordance with their best judgment.

PRINCIPAL SHAREHOLDERS

The following table shows the ownership of the common stock and Series B Preferred Stock of the Company on April 4, 2018, by (i) those persons known by the Company to be beneficial owners of more than 5% of the Company’s outstanding common stock; (ii) each current executive officer of the Company; (iii) each director; and (iv) all directors and executive officers as a group. Unless otherwise noted, shares are subject to the sole voting and investment power of the indicated person. Beneficial ownership is determined in accordance with the rules of the SEC. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of April 4, 2018 are deemed outstanding for computing the percentage ownership of the shareholder holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other shareholder. Percentage of ownership is based on 73,504,500 shares of Common Stock and 15,500 shares of Series B Preferred Stock outstanding as of April 4, 2018. Each share of Series B Preferred Stock will automatically convert into 400 shares of common stock on the date the Company effects an increase of its authorized shares of common stock and so that the Company has a sufficient number of authorized and unissued shares of common stock to permit the conversion or exercise, as applicable, of all outstanding shares of preferred stock, warrants and other convertible securities. The Series B Preferred Stock may not be converted into common stock by the holder thereof prior to such date.

	Common Stock			Series B Preferred Stock
Names and Address of Individual or Identity of Group(1)	Number of Shares Beneficially Owned		Approximate Percent of Class	Number of Shares Beneficially Owned	Approximate Percent of Class

C.E. Rick Strattan	20,608,385	(2)	28.0%	--	--

Novit, L.P.	7,942,856	(3)	10.6%	2,250	14.5%
966 Hungerford Drive Rockville, Maryland 20850

Jeffrey L. Tate	940,972	(4)	1.3%	250	1.6%

N. Scott Fine	6,291,428	(5)	8.4%	1,000	6.5%

Markus Sieger	3,865,714	(6)	5.3%	250	1.6%

F. Patrick Ostronic	837,856	(7)	1.1%	250	1.6%

Judge Joseph J. Farnan	750,000	(8)	1.0%	--	--

William S. Shanahan	1,837,328	(9)	2.5%	1,000	6.5%

Dr. Randall M. Toig	--		--	--	--

All Directors and Executive Officers as a Group (8 Persons)	35,131,683	(10)	46.0%	2,750	17.7%

*     Less than one percent.

(1)	Unless otherwise indicated, the business address of each officer and director of the Company is c/o CTD Holdings, Inc., 6714 NW 16th Street, Suite B, Gainesville, Florida 32653.

(2)

Based solely on a Schedule 13D/A filed by Mr. Strattan with the SEC on October 20, 2015, and Form 4s filed by Mr. Strattan on June 8, 2016, July 26, 2016, April 4, 2017 and February 5, 2018.  Includes currently exercisable warrants to purchase 40,000 shares of Common Stock and 630,738 shares of Common Stock owned by TFBU, Inc. (“TFBU”), a tax exempt organization under Section 501(c)(3) of the Internal Revenue Code.  Mr. Strattan has sole voting and dispositive power with respect to the shares of Common Stock issued in the name of TFBU.

(3)

Based on a Schedule 13D/A filed by Novit, LP and its affiliates with the SEC on July 21, 2015. Novit U.S., Inc. is the general partner of Novit, L.P. and Katarzyna Kusmierz is the trustee of the NAP Trust, which owns all of the outstanding partnership interests in Novit, L.P. Each of Novit US, Inc. and Ms. Kusmierz share voting and dispositive power over the shares Common Stock owned by Novit, L.P. and may be deemed to own such shares of Common Stock. Includes currently exercisable warrants to purchase 1,471,428 shares of Common Stock.

(4)	Includes currently exercisable warrants to purchase 200,000 shares of Common Stock.

(5)

Includes currently exercisable warrants to purchase 1,045,714 shares of Common Stock. Includes 285,714 shares of Common Stock and warrants to 285,714 shares of Common Stock held of record by FYD Holdings, LLC, of which Mr. Fine is the sole member.

(6)	Includes currently exercisable warrants to purchase 142,857 shares of Common Stock.

(7)	Includes currently exercisable warrants to purchase 371,428 shares of Common Stock.

(8)	Includes currently exercisable warrants to purchase 20,000 shares of Common Stock.

(9)	Includes currently exercisable warrants to purchase 1,085,714 shares of Common Stock.

(10)	Includes currently exercisable warrants to purchase 2,905,713 shares of Common Stock.

SUBMISSION OF SHAREHOLDER PROPOSALS

Pursuant to Rules 14a-4 and 14a-5(e) under the Exchange Act, to be included in the proxy statement for our next Annual Meeting of Shareholders, shareholder proposals must be received by us at our principal executive office a reasonable time before we begin to print and send proxy materials for such meeting.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Shareholders who share a single address will receive only one proxy statement at that address unless we have received instructions to the contrary from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder of record residing at such an address wishes to receive a separate copy of this proxy statement or of future proxy statements, he or she may contact Jeffrey Tate, our Chief Operating Office, CTD Holdings, Inc., 6714 NW 16th Street, Suite B, Gainesville, Florida 32653 (telephone number (386) 418-8060). We will deliver separate copies of this proxy statement promptly upon written or oral request. If you are a shareholder of record receiving multiple copies of this proxy statement, you can request householding by contacting us in the same manner. If you own your shares of our common stock through a bank, broker or other shareholder of record, you can request additional copies of this proxy statement or request householding by contacting the shareholder of record.

ADDITIONAL INFORMATION

Additional information concerning the Company, including its annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives at www.sec.gov.

EXPENSES

The Company will pay all expenses incurred in connection with this solicitation, including postage, printing, handling and the actual expenses incurred by custodians, nominees and fiduciaries in forwarding proxy materials to beneficial owners. In addition to solicitation by mail, certain of the Company’s officers, directors and regular employees, who will receive no additional compensation for their services, may solicit proxies by telephone, personal communication or other means. The Company will also reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding proxy soliciting materials to the beneficial owners.

Appendix A

PROPOSED ARTICLES OF AMENDMENT
TO THE ARTICLES OF INCORPORATION
OF
CTD HOLDINGS, INC.

The Articles of Incorporation, as amended, of CTD HOLDINGS, INC., a Florida corporation (the “Corporation”), are hereby amended pursuant to the provisions of Section 607.1003 of the Florida Business Corporation Act, and such amendments are set forth below:

FIRST: The name of the Corporation is “CTD Holdings, Inc.”

SECOND: Article IV of the Corporation’s Articles of Incorporation is hereby amended and restated in its entirety to read as follows:

“The total number of shares of capital stock that this Corporation shall have the authority to issue and to have outstanding at any one time is five hundred million (500,000,000) shares of common stock, par value $0.0001 per share, and five million (5,000,000) shares of preferred stock, par value $0.001 per share. Series of the preferred stock may be created and issued from time to time, with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such series of preferred stock as adopted by the Board of Directors of the Corporation pursuant to the authority in this paragraph given. Cumulative voting by any shareholder is hereby expressly denied. No shareholder of this Corporation shall have, by reason of it holding shares of any class or series of stock of the Corporation, any preemptive or preferential rights to purchase or subscribe for any other shares of any class or series of this Corporation now or hereafter authorized, and any other equity securities, or any notes, debentures, warrants, bonds or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities, would adversely affect the dividend or voting rights of such shareholder.”

THIRD: Article XII of the Corporation’s Articles of Incorporation is hereby deleted in its entirety.

FOURTH: The undersigned hereby certifies that the only voting group entitled to vote on the amendments contained in these Articles of Amendment was the holders of shares of the Corporation’s common stock and Series B Convertible Preferred Stock voting together as a single group. These Articles of Amendment were duly adopted by the shareholders on May 23, 2018 at the Corporation’s special meeting of shareholders. The number of vote cast for the amendment above by the shareholders was sufficient for its approval.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment, effective as of this 23 day of May, 2018.

CTD HOLDINGS, INC.

By:
Name:
Title:

VOTE ON INTERNET
Go to http://www.vstocktransfer.com/proxy and log-on using the below control number.

CONTROL #

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided.

* SPECIMEN *	VOTE IN PERSON
1 MAIN STREET ANYWHERE PA 99999-9999	If you would like to vote in person, please attend the Special Meeting to be held on May 23, 2018 at 10:00 a.m. EDT.

VOTE BY E-MAIL
Mark, sign and date your proxy card and send it to vote@vstocktransfer.com.

VOTE BY FAX
Mark, sign and date your proxy card and fax it to 646-536-3179.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope, or via Fax.

Special Meeting Proxy Card - Common Stock

DETACH PROXY CARD HERE TO VOTE BY MAIL

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, AND 3.

(1)	To approve an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares;

VOTE FOR	VOTE AGAINST	ABSTAIN

(2)	To approve an amendment to the Company's Articles of Incorporation deleting references to the Series A Preferred Stock, which is no longer outstanding;

VOTE FOR	VOTE AGAINST	ABSTAIN

(3)

To approve an amendment to the Company's Articles of Incorporation deleting Article XII, which provides the Company's shareholders with a right of first refusal on shares of common stock issued to the Company's founder.

VOTE FOR	VOTE AGAINST	ABSTAIN

Date	Signature	Signature, if held jointly

To change the address on your account, please check the box at right and indicate your new address.

CTD HOLDINGS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints N. Scott Fine and Jeffrey L. Tate and each of them, with full power of substitution, as proxy to represent and vote all shares of common stock, par value $0.0001 per share, of CTD HOLDINGS, INC. (the “Company”) beginning on May 23, 2018 in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors”) to be used at the Special Meeting of Shareholders (the “Special Meeting”) to be held on May 23, 2018 at 10:00 A.M. (Eastern Daylight Time) and at any postponement of adjournment thereof. The Special Meeting will be held at Hyatt Regency Orlando International Airport, 9300 Jeff Fuqua Blvd, Orlando, Florida 32827.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the approval to increase the number of authorized shares, FOR the approval of deleting references to the Series A Preferred Stock, FOR the approval of deleting Article XII and, in the case of other matters that legally come before the meeting, as said proxy(s) may deem advisable.

Please check here if you plan to attend the Special Meeting of Shareholders on May 23, 2018 at 10:00 a.m. (EDT). ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)